SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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             (as permitted by Rule 14a-6(e)(2))
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[ ]   Soliciting Material Pursuant to
      Section 240.14a-11(c) or Section 240.14a-12

                              The Beard Company
              (Name of Registrant as Specified in its Charter)

                       _______________________________
                  (Name of Person(s) Filing Proxy Statement
                        if other than the Registrant)

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
                                    NOTICE OF

                                 ANNUAL MEETING

                                 OF STOCKHOLDERS

                                   TO BE HELD

                                  JUNE 15, 2004

                               AND PROXY STATEMENT


                                THE BEARD COMPANY

                                THE BEARD COMPANY
                           Enterprise Plaza, Suite 320
                              5600 North May Avenue
                          Oklahoma City, Oklahoma 73112

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             Tuesday, June 15, 2004

TO THE STOCKHOLDERS OF THE BEARD COMPANY:

     The Beard Company will hold its Annual Meeting of Stockholders at the Hilton Inn Northwest, located at 2945 Northwest Expressway, Oklahoma City, Oklahoma 73112 on Tuesday, June 15, 2004 at 9:00 a.m. local time. We are holding the meeting for the following purposes:

     (1) To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of common stock authorized to be issued by the Company from 7,500,000 to 15,000,000.

     (2) To approve an amendment to the Company's Certificate of Incorporation to reduce the par value of the authorized common stock by one-half and to effect a two-for-one split of the common stock.

     (3) To elect two members of the Board of Directors for three (3) year terms.

     (4) To approve the adoption of The Beard Company 2003-2 Deferred Stock Compensation Plan, as amended.

     (5) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     Holders of record of The Beard Company's common and preferred stock at the close of business on April 14, 2004, are entitled to vote at the meeting.

     In addition to the proxy statement and proxy card, a copy of The Beard Company's annual report on Form 10-K, which is not part of the proxy soliciting material, is enclosed.

     It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning a proxy card. You can revoke a proxy at any time prior to its exercise.

                                        By Order of the Board of Directors


                                        REBECCA G. WITCHER
                                        Rebecca G. Witcher
                                        Secretary

Oklahoma City, Oklahoma
April 29, 2004

                                THE BEARD COMPANY
                           Enterprise Plaza, Suite 320
                              5600 North May Avenue
                          Oklahoma City, Oklahoma 73112

                                 PROXY STATEMENT

     We are providing these proxy materials in connection with the solicitation by the Board of Directors of The Beard Company (the "Company") of proxies to be voted at the Company's Annual Meeting of Stockholders, to be held on June 15, 2004, and at any meeting following postponement or adjournment of the annual meeting.

     You are cordially invited to attend the annual meeting which will begin at 9:00 a.m. local time. The meeting will be held at the Hilton Inn Northwest, 2945 Northwest Expressway, Oklahoma City, Oklahoma 73112.

     We are first mailing this proxy statement, the proxy card and voting instructions on April 29, 2004, to stockholders of record at the close of business on April 14, 2004, the record date for the meeting.

     You can revoke your proxy at any time before it is voted at the meeting by timely delivery of a properly executed, later-dated proxy or by voting in person at the meeting. Management urges you, even if you presently plan to attend the meeting in person, to execute the enclosed proxy and mail it as indicated immediately.

     All shares entitled to vote and represented by properly completed proxies received prior to the meeting and not revoked will be voted at the meeting in accordance with your instructions. If you return a signed proxy card without indicating how your shares should be voted on a matter and do not revoke your proxy, the shares represented by your proxy will be voted FOR the election of the nominees for Director named below. To the extent contrary specifications are not given, your proxy will be voted FOR the approval of Proposal Nos. 1, 2 and 4 described below.

     If any other matters are properly presented at the annual meeting for consideration at the meeting or any postponement or adjournment thereof, the individuals named as proxies will vote the proxies in their discretion in the manner they believe to be in the best interest of the Company. At the date this proxy statement went to press we did not know of any other matters that are to be presented at the annual meeting other than the four Proposals set forth below.

     The accompanying form of proxy has been prepared at the direction of the Company, of which you are a stockholder, and is sent to you at the request of the Board of Directors. The proxies named herein have been designated by your Board of Directors.

     The Company will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of proxies. Proxies may be solicited on behalf of the Company in person or by telephone by directors,
officers  or  employees  of  the  Company,   who  will  receive  no   additional
compensation for soliciting. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of the Company's stock.

     THE COMPANY'S ANNUAL REPORT ON SECURITIES AND EXCHANGE COMMISSION FORM 10-K (THE "FORM 10-K") INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, IS INCLUDED HEREWITH.

                            GOVERNANCE OF THE COMPANY

     Pursuant to the Oklahoma General Corporation Law and the Company's by-laws, the Company's business, property and affairs are managed by or under the direction of the Board of Directors. Members of the Board are kept informed of the Company's business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. We currently have five members of the Board.

     The Board has three standing committees:

     o The Audit Committee, the members of which are: Ford C. Price (Chairman), Allan R. Hallock and Harlon E. Martin, Jr.;

     o The Compensation Committee, the members of which are: Allan R. Hallock (Chairman), Harlon E. Martin, Jr. and Ford C. Price; and

     o The Nominating/Corporate Governance Committee, the members of which are: Harlon E. Martin, Jr. (Chairman), Allan R. Hallock and Ford C. Price.

     The Board has determined that all of the directors other than Messrs. Beard and Mee, including those who serve on the above committees, are "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934. The Board based these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and compensation history, affiliations and family and other relationships and on discussions with the directors.

     The Board has adopted a charter for the Audit Committee and for the Compensation Committee. The Nominating/Corporate Governance Committee is newly elected in 2004 and no charter has yet been adopted for it. However, the committee intends to adopt a charter prior to year-end 2004. The Board has also adopted a Code of Conduct that applies to all of our employees, officers and directors. You can find links to these materials on our website at: http://www.beardco.com/governance.

     During 2003 the Board met seven times and the committees held a total of eight meetings. All of the directors attended more than 75% of the total number of meetings of the Board of Directors and the Board committees of which they were a member during 2003. At least quarterly, the non-management directors meet in private session without members of management. These sessions are presided over by Mr. Price, Chairman of the Audit Committee.

Audit Committee

     The Audit Committee focuses its efforts on the following three areas:

     o    The  adequacy  of  the  Company's   internal  controls  and  financial
          reporting process and the integrity of the Company's financial statements;

     o    The  independence   and  performance  of  the  Company's   independent
          auditors; and

     o    The Company's Compliance with legal and regulatory authority.

     The committee meets periodically with management to consider the adequacy of the Company's internal controls and the financial reporting process. It also discusses these matters with the Company's independent auditors and with appropriate Company financial personnel. The committee reviews our financial statements and discusses them with management and the independent auditors before those financial statements are filed with the Securities and Exchange Commission. The committee met seven times in 2003.

     The committee regularly meets privately with the independent auditors, has the sole authority to retain and dismiss the independent auditors and periodically reviews their performance and independence from management. The independent auditors have unrestricted access and report directly to the committee.

     Audit Committee Financial Expert. The Board has determined that a member of the committee, Mr. Martin, is an "audit committee financial expert," as that term is defined in Item 401(h) of Regulation S-K, and "independent" for purposes of Section10A(m)(3) of the Securities Exchange Act of 1934.

                          REPORT OF THE AUDIT COMMITTEE

     The following is the report of the Audit Committee (the "Committee") with respect to the Company's audited financial statements for the year ended December 31, 2003.

     The Committee is comprised of the three independent directors listed below and operates under a written charter adopted by the Board on June 14, 2000 and amended on May 23, 2003. The Charter, as amended, was attached as Exhibit "B" to the Company's proxy statement in connection with its 2003 Annual Meeting of Stockholders. In its corporate oversight role, the Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

     The Committee held seven meetings during 2003. The meetings were designed to facilitate open communication between the Committee, management and the Company's independent public accountants, Cole & Reed, P.C. ("C&R"). At such meetings the Committee reviewed and discussed with C&R and management the Company's audited consolidated financial statements and, when applicable, its unaudited interim financial statements.

     The Committee approves, in advance, all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, subject to the de minimus exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee has delegated authority to the Committee Chairman, when appropriate, to grant advance approvals of audit and permitted non-audit services, with the proviso that such decisions be presented to the full Committee at its next scheduled meeting.

     The Committee discussed with C&R the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees. C&R also provided to the Committee the written disclosures and the letter required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, and the Committee has discussed with C&R its independence from the Company.

     Based on the review and discussions above, we recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2003.

     All of the members of the Audit Committee are independent under the definitions of the rules as defined in Rule 4200(a)(15) of the NASD's listing standards.

     The Committee has considered the services rendered by the Company's principal accountant for the most recent fiscal year as described above and has concluded that the provision of such services is compatible with maintaining the principal accountant's independence.

By the Audit Committee:

Ford C. Price, Chairman
Allan R. Hallock
Harlon E. Martin, Jr.

Audit Fees

     The fees billed by C&R for the indicated services for fiscal years 2003 and 2002 were as follows:

                                  Fiscal Year 2003         Fiscal Year 2002
                                  ----------------         ----------------
Audit fees.............              $42,000(A)               $42,000(B)
Audit-related fees(C)..                6,110                    6,500
Tax fees...............                1,680                    2,300
All other fees.........                   --                       --
---------------

     (A) Includes $11,000 for services rendered in 2003 and $31,000 for services rendered in 2004.

     (B) Includes $9,000 for services rendered in 2002 and $33,000 for services rendered in 2003.

     (C)  For audit services related to the Company's 401(k) plan.

     Under its charter, the Audit Committee must pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent auditors, subject to the de minimus exceptions for permitted non-audit services. Each year, the independent auditor's retention to audit our financial statements, including the associated fee, is approved by the committee before the filing of the preceding year's annual report on Form 10-K. The committee has delegated to the Chairman of the committee the authority to evaluate and approve engagements for additional services in the event that a need arises for pre-approval between committee meetings. If the Chairman so approves any such engagements, he will report that approval to the full committee at the next committee meeting.

     Since the May 6, 2003 effective date of the Securities and Exchange Commission rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement was approved in advance by the Audit Committee except for two engagements for tax services which made use of the de minimus exception to pre-approval contained in the Commission's rules.

     Following is a break-out of the percentage of fees that were pre-approved by the committee for the periods indicated:

                               Fiscal Year 2003         Fiscal Year 2002
                               ----------------         ----------------
Audit fees................          100%                     100%
Audit-related fees........          100%                      0%
Tax fees..................            0%                       0%

Appointment of Auditors for 2004

     The Audit Committee has reappointed Cole & Reed, P.C. as the independent accountants to audit and report on the consolidated financial statements of the Company for 2004.

     Representatives of Cole & Reed, P.C. will be present at the meeting. They will be given an opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions.

Nominating/Corporate Governance Committee

     The Nominating/Corporate Governance Committee is a new committee elected in February of 2004. The Company's by-laws provide that nomination of election to the Board of Directors may be made by the Board of Directors or by any stockholder. The two nominees for director this year are sitting directors who were nominated by the Board since the Nominating/Corporate Governance Committee had not yet been formed.

     The  Nominating/Corporate  Committee  has not yet  adopted  a  charter  but
intends  to  do  so  prior  to   year-end   2004.   Because  of  this  fact  the
Nominating/Corporate Committee does not have a policy with regard to the consideration of any director candidates recommended by the Company's stockholders. Further, the Nominating/Corporate Committee has yet to develop a process for identifying and evaluating nominees for director and has not set any specific, minimum qualifications that the Nominating/Corporate Committee believes a nominee for director must meet. The Nominating/Corporate Committee does not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential director nominees.

     The Nominating/Corporate Committee has met one time since its inception.

Compensation Committee

     The principal functions and requirements of the Compensation Committee are as follows:

     o Reviews the objectives, structure, cost and administration of the Company's major compensation and benefit policies and programs.

     o    Reviews and makes recommendations concerning remuneration arrangements
          for  senior  management,   including  the  specific   relationship  of
          corporate performance to executive compensation.

     o Reviews the Company's performance versus the CEO's compensation and establishes measures of the Company's performance upon which the CEO's compensation is based.

     o    Administers the Company's compensation, benefit and incentive plans.

     The committee met one time in 2003.

     We have adopted The Beard Company Code of Ethics for our employees, officers and directors. Our Code of Ethics is publicly available on our website at http://www.beardco.com. If we make any substantive amendments to our Code of Ethics or grant any waiver, including any implicit waiver, from a provision of this Code to our executive officers, we will disclose the nature of such amendment or waiver on our website.

Compensation of Outside Directors

     Messrs. Hallock, Martin and Price received $8,250 each of deferred fees under the Company's Deferred Stock Compensation Plans (the "Plans") as compensation for services rendered in 2003. (See: "EXECUTIVE COMPENSATION - Deferred Stock Compensation Plans" for additional details). Under the Plans, the electing officers and directors could defer all or a portion of their fees and compensation until termination of service or termination of the Plans, at which time the accounts are settled by distribution of a number of shares of the Company's common stock equal to the number of Units credited under the Plans. A Unit is equal to the amount deferred divided by the fair market value of a share of common stock on the date of deferral. In 2003 the non-management directors each received $1,500 per quarter for their services, and also received the following fees for directors' meetings which they attended: annual and 1-1/2 day meetings -- $750; regular meeting -- $500; telephone meeting -- $100 to $300 depending upon the length of the meeting. Messrs. Hallock, Martin and Price received $2,250 each for such attendance in 2003. Messrs. Hallock, Martin and Price also receive a small year-end bonus depending upon their length of service as directors of the Company and Beard Oil Company ("Beard Oil"). Such bonus amounted to $750 each for Messrs. Hallock and Price and $300 for Mr. Martin in 2003. All of the directors deferred their quarterly fees, attendance fees and year-end bonuses pursuant to the Plans. The Company also provides life, health and accident insurance benefits for its non-management directors who are not otherwise covered and the value of these benefits is included in the above compensation amounts. Messrs. Hallock, Price and Martin received $4,478, $453 and $202, respectively, of such compensation during the year. None of the
directors  received   additional   compensation  in  2003  for  their  committee
participation. Outside directors also receive reimbursement of out-of-pocket expenses incurred in connection with attendance at meetings.

     On January 31, 2003, we terminated the Deferred Stock Compensation Plan and distributed 350,000 shares of common stock to the five participants, including the three outside directors. Messrs. Hallock, Martin and Price received 33,218, 27,756 and 34,197 shares, respectively, of the distribution. The 2003 Deferred Stock Compensation Plan was adopted on such date; on September 30, 2003, this plan was also terminated with 150,000 shares distributed to its five participants. Messrs. Hallock, Martin and Price received 6,851, 6,837 and 6,853 shares, respectively, of the distribution.

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee in 2003 were Allan R. Hallock, Harlon E. Martin, Jr., and Ford C. Price. None of the members have ever been an officer or employee of the Company or any of its subsidiaries, and no "compensation committee interlocks" existed during 2003.

Stockholder Communications with Directors

     The Company's  stockholders  who want to communicate  with the Board or any
individual   director   directly   can  write  to:  The  Beard   Company   Board
Administration c/o Ford C. Price P.O. Box 20267 Oklahoma City, OK 73156

     Your letter should indicate that you are a stockholder of the Company. The Audit Committee will review each letter to the directors to determine the appropriate action to take with respect to each letter. Depending on the subject matter, the Audit Committee will:

     o Forward the communication to the director or directors to whom it is addressed;

     o Forward the communication to management, for example where it is a request for information about the Company or it is a stock-related matter; or

     o Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

     At each Board meeting, the Audit Committee will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors on request.

Director Attendance at Annual Meetings

     The Company's annual stockholders' meetings do not usually fall in conjunction with our regularly scheduled quarterly Board meetings. We encourage our outside directors to attend the stockholders' meetings even if they do not fall on the date of a Board meeting, but do not reimburse for attendance unless it is in conjunction with a Board meeting. In 2003 all three of our outside directors attended our annual stockholders' meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities (collectively "reporting persons"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Reporting persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of Forms 3, 4 and 5 furnished to the Company and information received from each reporting person which includes written representations that no reports were required during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its reporting persons were complied with, except as follows: Mr. Price inadvertently failed to timely file a Form 4 reflecting the transfer of shares from direct ownership to his trust on August 12, 2003. A Form 4 reflecting the transfer was filed on September 5, 2003.

                              PROPOSED AMENDMENT TO
                          CERTIFICATE OF INCORPORATION
                             TO INCREASE AUTHORIZED
                             SHARES OF COMMON STOCK
                                (Proposal No. 1)

     The Board of Directors of the Company, at a meeting duly held, unanimously voted to recommend to the Company's stockholders that the Company's Certificate of Incorporation be amended to increase the authorized common stock from 7,500,000 shares to 15,000,000 shares. This amendment to the Certificate of Incorporation is being proposed to facilitate the stock split described in Proposal No. 2 below. The recommendation of the Board of Directors to the stockholders is to vote for the amendment of the Certificate of Incorporation to increase the authorized common stock from 7,500,000 shares to 15,000,000 shares. The Board felt it would be prudent to seek an increase in the number of shares of authorized common stock to ensure that sufficient shares would be available for future use after effecting the stock split discussed in Proposal No. 2 below. The Company will not implement Proposal No. 1 unless both it and Proposal No. 2 are approved by the stockholders.

Effective Date of the Amendments to the Certificate of Incorporation

     The amendments to the Company's Certificate of Incorporation proposed by Proposal No. 1 and Proposal No. 2 described below will be contained on the same Amendment to Certificate of Incorporation which is attached hereto as Exhibit A. The amendments to the Certificate of Incorporation shall not be effective until the close of business on the date the amendment is filed with the Secretary of State of the State of Oklahoma.

                              PROPOSED AMENDMENT TO
                          CERTIFICATE OF INCORPORATION
                                       AND
                             TWO-FOR-ONE STOCK SPLIT
                                (Proposal No. 2)

     The Board of Directors of the Company, at a meeting duly held, unanimously voted to recommend to the Company's stockholders that the Company's Certificate of Incorporation be amended to facilitate a two-for-one stock split of the Company's common stock. The split would be effected through amendments to the Company's Certificate of Incorporation and the issuance of one additional share for each share of common stock outstanding, and each share held as a treasury share. The amendments and the stock split shall be effective at the close of business on the date the amendment to the Company's Certificate of Incorporation is filed with the Secretary of State of the State of Oklahoma (the "Effective Date").

     The Company is currently authorized to issue 7,500,000 shares of common stock. As of the record date for the Annual Meeting, 2,328,845 shares of common stock were issued and outstanding, and no shares were held as treasury shares. As of such date the Company also had 727,246* shares of common stock reserved for issuance (i) upon exercise of outstanding options and warrants, (ii) upon conversion of outstanding preferred stock and (iii) equal to the number of shares credited to the participants' Stock Unit Accounts in the Company's 2003-2 Deferred Stock Compensation Plan (the "2003-2 DSC Plan"). (*Does not include 93,750 additional shares available for grant under the Company's 1993 Stock Option Plan, or the additional 185,883 shares not yet accrued in the 2003-2 DSC Plan, assuming stockholders approve Proposal No. 4 authorizing 400,000 shares for issuance under such plan).

     The recommendation of the Board of Directors to the stockholders is to vote for the amendments to effect the two-for-one stock split. The Company will not implement Proposal No. 2 unless both it and Proposal No. 1 are approved by the stockholders.

     Based on the common stock issued and outstanding as of April 14, 2004, the proposed two-for-one stock split will result in 2,328,845 additional shares of common stock being issued. Taking into consideration the approval and implementation of Proposal No. 1 described above, this will leave 9,615,064 shares of the then total authorized 15,000,000 shares of common stock available for such use as the Board of Directors may direct, after the reservation of 727,246 shares of common stock discussed above. While the Board of Directors has no present plans for the issuance of additional shares of common stock, shares issued in future acquisitions or in connection with the grant of future stock options, the issuance of future warrants or the issuance of additional shares under the 2003-2 DSC Plan are possible utilizations.

Effect of the Proposed Stock Split

     As a result of the proposed stock split, each holder of common stock on the Effective Date shall receive one additional share of common stock for each one share of such common stock held by such holder on the Effective Date. Currently issued and outstanding stock certificates shall be deemed to also represent the new shares to be issued in the stock split. Holders of the Company's stock certificates who wish to receive new stock certificates reflecting the stock split should surrender their stock certificates to the Company's transfer agent, UMB Bank, N.A., at which point the transfer agent will cancel the surrendered certificates and issue the surrendering stockholders a new certificate reflecting the number of shares that the surrendering stockholder owns after the stock split. After the stock split, 727,246 shares of common stock will be reserved to cover outstanding stock options and warrants, for issuance pursuant to Deferred Stock Compensation Plans and for conversion rights of the issued and outstanding preferred stock.

     The increase in the number of shares of common stock outstanding will cause their par value to decrease from $.001333 per share to $.0006665 per share. The per share book value will be reduced by 50% and, correspondingly, earnings
(loss) per share will be reduced. Stockholder equity will be unchanged.

Reasons for the Stock Split

     The Board of Directors believes that increasing the number of shares of common stock held by stockholders would be beneficial in narrowing the spread between the bid and asked prices of the Company's common stock, thus improving the liquidity of such shares.

Change Resulting from the Amendment to the Certificate of Incorporation

     The only changes in the Certificate of Incorporation which will result from the proposed stock split will be to decrease the par value of the authorized common stock from $.001333 per share to $.0006665 per share. Additionally, as described above, Proposal No. 1 will increase the authorized common stock of the Company from 7,500,000 shares to 15,000,000 shares. All other provisions, including all rights, privileges and characteristics of the common stock will remain unchanged. A copy of the Amended Certificate of Incorporation reflecting the changes from both Proposal No. 1 and Proposal No. 2 is attached hereto as Exhibit A.

Effective Date of the Proposed Stock Split and the Amendment to the Certificate of Incorporation

     If approved by the stockholders at the Annual Meeting, the proposed stock split and the amendment to the Company's Certificate of Incorporation shall not be effective until the close of business on the date the amendment is filed with the Secretary of State of the State of Oklahoma. The Company's Board of Directors may, in its sole discretion, abandon the proposed stock split and the amendment to the Certificate of Incorporation at any time prior to the filing of the amendment to the Certificate of Incorporation with the Secretary of State of the State of Oklahoma if it determines that such abandonment is in the best interest of the Company.

     The Company will issue a press release and give notice to the National Association of Securities Dealers, Inc. ("NASD") at least 10 days prior to the filing of the amendment to the Company's Certificate of Incorporation with the Secretary of State of the State of Oklahoma, which will make effective both the amendment and the stock split. If the Board of Directors of the Company makes a decision to abandon the proposed stock split and amendment to the Company's Certificate of Incorporation, the Company will issue a press release at such time indicating its decision. (ACCORDINGLY, STOCKHOLDERS SHOULD NOT SURRENDER ANY STOCK CERTIFICATES TO THE TRANSFER AGENT UNTIL YOU HAVE BEEN NOTIFIED THAT THE PROPOSED AMENDMENTS AND STOCK SPLIT HAVE BEEN MADE EFFECTIVE).

                              ELECTION OF DIRECTORS
                                (Proposal No. 3)

     The Company's Certificate of Incorporation (the "Certificate") provides for a Board of Directors of not more than nine nor less than three directors, including one director elected by the preferred stockholders, as determined from time to time by the Board. The Certificate also provides that the portion of the Board of Directors which is elected by the Beard common stockholders shall be divided into three classes as nearly equal in number as possible, with the term of office of one class expiring each year.

     At the meeting, two directors are to be elected by the common stockholders for a three-year term expiring at the date of the Annual Meeting of Stockholders in 2007. The terms of Messrs. Harlon E. Martin, Jr. and Herb Mee, Jr. expire this year, and they will be the two nominees for terms expiring in 2007. The Beard preferred stockholders filled the directorship vacancy which they were entitled to fill in February 1994 by the election of Michael E. Carr, who resigned effective February 1, 2002. To date the sole remaining preferred stockholder has not elected to fill such vacancy.

     The persons named in the proxy card will vote such proxy for the election of the above-named nominees, unless you indicate that your vote should be withheld. Each nominee has served continuously as director of the Company or of its predecessors since first elected. Messrs. Martin and Mee have each indicated to the Company that he will serve if elected. We do not anticipate that either nominee will be unable to stand for election, but if that happens, the resulting vacancy will be filled at such time as the Board finds a suitable candidate. The election of directors at this meeting will be by plurality vote. The directors elected at the Annual Meeting will serve for three-year terms and until their respective successors are elected and qualified, in accordance with the provisions of the Certificate and the Company's By-Laws.

     Certain information with respect to the nominees for Director and three Directors whose terms do not expire this year is as follows:

Nominees for Election for a Term of Three Years Expiring in 2007:
Nominee (age), year first became a Director of The Beard Company or Beard Oil
Company:

Harlon E. Martin, Jr. (56), 1997

     Harlon E. Martin, Jr. was elected a director of the Company in October 1997. Mr. Martin has served as the principal of H. E. Martin & Company, a Houston investment banking firm, since its founding in 1990. He was a co-founder of GTM Securities Corp. in 1985 and served as a principal of such firm until 1989. H. E. Martin & Company is not a parent, subsidiary, or other affiliate of the Company.

Herb Mee, Jr. (75), 1974

     Herb Mee, Jr. has served as the Company's President since 1989 and as its Chief Financial Officer since 1993. He has served as President of Beard Oil, the predecessor to the Company, since 1973 and as its Chief Financial Officer since 1993. He has also served as a director of the Company and Beard Oil since their incorporation. Mr. Mee served as President of Woods Corporation, a New York
Stock Exchange diversified holding company, from 1968 to 1972 and as its Chief Executive Officer from 1970 to 1972.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.

Director to Continue in Office with Term Expiring in 2005:

W. M. Beard (75), 1974

     W.M. Beard has served the Company as its Chairman of the Board and Chief Executive Officer since 1992. He previously served as the Company's President and Chief Executive Officer from the Company's incorporation in 1974 until 1985. He has served Beard Oil as its Chairman of the Board and Chief Executive Officer since 1969. He has also served as a director of the Company and Beard Oil since their incorporation. Mr. Beard has been actively involved since 1952 in all management phases of the Company and Beard Oil from their inception, and as a partner of their predecessor company.

Directors to Continue in Office with Terms Expiring in 2006:

Allan R. Hallock (74), 1986

     Allan R. Hallock was elected a director of the Company in 1993. He served as a director of Beard Oil from 1986 until 1993. Mr. Hallock is currently an independent consulting geologist. He served as Vice President and Exploration Manager of Gemini Corporation from 1970 until 1986.

Ford C. Price (66), 1987

     Ford C. Price was elected a director of the Company in 1993. He served as a director of Beard Oil from 1987 until 1993. From 1961 until 1986 Mr. Price served in various capacities with The Economy Company, a privately-held schoolbook publishing company, last serving as its Chairman of the Board and Chief Executive Officer. Mr. Price is a private investor.

     There is no family relationship between any of the directors or executive officers of the Company.

                          VOTING SECURITIES OUTSTANDING

     As of April 14, 2004, 2,328,845 shares of common stock and 27,838 shares of preferred stock of the Company had been issued and were outstanding. Each share of common stock is entitled to one vote on all matters presented at the meeting. Each share of preferred stock was convertible into 4.79367522 (133,446) shares on the record date, and (iii) is entitled to one vote for each full share of common stock into which it was convertible. Accordingly, a total of 2,462,291 votes are entitled to be cast at the meeting, and the holder of the preferred stock is entitled to cast 14.92% of such votes. Only holders of common stock and preferred stock of record at the close of business on April 14, 2004, will be entitled to vote at the meeting

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The table on the next page sets forth information, as of April 14, 2004, with respect to the beneficial ownership of shares of the Company by each person who is known to the Company to be the owner of five percent of the outstanding stock of the Company, by each Director or nominee for Director, by each of the executive officers named in the Compensation Table contained at page 10 hereof, and by all Directors and executive officers as a group. Unless otherwise noted, the person named has sole voting and investment power over the shares reflected opposite his name.

                                                                                Total Shares
                                                                  Options,      Beneficially
                                                                Warrants and       Owned                         Percent of
                                               Outstanding        Benefit         Assuming                         Shares
                                                 Shares         Plan Shares     Exercise of     Percent of        Entitled
                                              Beneficially      Exercisable      Column (B)     Beneficial      to Vote at the
Name                                              Owned        Within 60 Days      Shares     Ownership<F11>     Meeting<F12>
----                                              -----        --------------      ------     --------------     ------------
                                                   (A)              (B)             (C)
                                                   ---              ---             ---
John Hancock Financial Services,
Inc.("Hancock").........................     367,476 <F1>          None            367,476 <F1>    12.02%            14.92%
57th Floor
200 Clarendon Street
Boston, Massachusetts 02117

The William M. Beard and Lu Beard
1988 Charitable Unitrust ("Unitrust")...     241,979 <F2>      22,500 <F2>         264,479 <F2>     8.65%             9.83%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

The Beard Group 401(k) Trust
c/o InvesTrust, N.A. ("InvesTrust"),
Trustee.................................     188,010 <F3>          None            188,010 <F3>     6.15%             7.64%
5101 N. Classen, Suite 620
Oklahoma City, OK 73118

W. M. Beard.............................     995,604 <F4>     160,620 <F4>       1,156,224 <F4>    37.83%            40.43%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

Lu Beard................................     243,238 <F5>      22,500 <F5>         265,738 <F5>     8.70%             9.88%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

Herb Mee, Jr............................     372,806 <F6>      78,976 <F6>         451,782 <F6>    14.78%            15.14%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

Allan R. Hallock........................      61,562 <F7>      50,627 <F7>         112,189 <F7>     3.67%             2.50%

Ford C. Price...........................      61,150 <F8>      11,876 <F8>          73,027 <F8>     2.39%             2.48%

Harlon E. Martin, Jr....................      35,343 <F9>      11,014 <F9>          46,357 <F9>     1.52%             1.44%

All directors and executive officers
     as a group (8 in number)...........   1,405,364<F10>     321,238<F10>       1,726,602<F10>    56.50%<F10>       57.08%

---------------

<F1>
Includes  234,030 common shares and 27,838  preferred shares which were convertible into 133,446 common shares on April 14,
2004. All shares are owned directly and are held by Hancock on behalf of itself and affiliated entities.
<F2>
Includes 241,979 shares owned directly and 22,500 shares subject to presently exercisable warrants held by the Unitrust, of which Mr. Beard and his wife, Lu Beard, serve as co-trustees and share voting and investment power.
<F3>
Represents shares owned by The Beard Group 401(k) Trust (the "401(k) Trust").  Shares held by the 401(k) Trust are owned by the participating employees,  each of whom has sole voting and investment power over the shares held in his or her account.
Investrust has the sole discretion to vote shares for which it has received no directions from the  participants.  Includes
43,444 and 118,588 shares held for the accounts of Messrs. Beard and Mee, respectively.
<F4>
Includes  537,960 shares owned directly by Mr. Beard as to which he has sole voting and  investment  power;  241,979 shares owned  directly and 22,500 shares subject to presently  exercisable  warrants held by the Unitrust as described in footnote
(2) above;  36,214  shares held by the William M. Beard  Irrevocable  Trust "A," 51,324 shares held by the William M. Beard
Irrevocable  Trust "B," and 62,661  shares held by the William M. Beard  Irrevocable  Trust "C"  (collectively,  the "Beard
Irrevocable  Trusts") of which Messrs.  Beard and Herb Mee, Jr. are trustees and share voting and investment  power;  5,053 shares each held by the John Mason Beard II Trust and by the Joseph G. Beard Trust as to which Mr. Beard is the trustee and has sole voting and  investment  power;  1,917  shares held by the Rebecca  Banner Beard Lilly Living Trust as to which Mr.
Beard is a co-trustee and shares voting and investment power with his daughter; 43,444 shares held by (the 401(k) Trust for the account of Mr. Beard as to which he has sole voting and  investment  power;  and 9,999 shares held by B & M Limited,  a general  partnership  ("B&M"), of which Mr. Beard is a general partner and shares voting and investment power with Mr. Mee.
Also includes 9,375 shares subject to presently exercisable options; 5,000 shares subject to presently exercisable warrants held by B&M; and 123,745 shares reserved in Mr. Beard's account in the Company's  2003-2 Deferred Stock  Compensation  Plan
(the "2003-2 DSC Plan") which will be  distributed  upon his death,  disability,  retirement  or  termination  or upon Plan termination. Excludes 1,259 shares owned by his wife as to which Mr. Beard disclaims beneficial ownership.
<F5>
Includes 241,979 shares and 22,500 presently  exercisable warrants owned by the Unitrust, of which Mr. and Mrs. Beard serve as co-trustees and share voting and investment  power.  Also includes 1,259 shares owned directly by Mrs. Beard as to which she has sole voting and investment power.
<F6>
Includes 51,364 shares owned directly by Mr. Mee as to which he has sole voting and investment power; 38,056 shares held by
Mr. Mee and Marlene W. Mee, his wife,  as joint tenants as to which he shares  voting and  investment  power with Mrs. Mee,
4,600 shares held by Mee  Investments,  Inc., as to which Mr. Mee has sole voting and  investment  power;  9,999 shares and
5,000  shares  subject  to  presently  exercisable  warrants  held by B & M as to all of which Mr.  Mee  shares  voting and investment  power with Mr. Beard but as to which Mr. Mee has no present economic  interest;  and 118,588 shares held by the
401(k) Trust for the account of Mr. Mee as to which he has sole voting and investment  power.  Also includes 150,199 shares held by the Beard  Irrevocable  Trusts as to which Mr. Mee is a co-trustee and shares voting and investment  power with Mr.
Beard but as to which Mr. Mee has no pecuniary  interest and disclaims  beneficial  ownership.  Also includes 18,371 shares subject to presently  exercisable options and 55,605 shares reserved in Mr. Mee's account in the 2003-2 DSC Plan which will be distributed upon his death, disability,  retirement or termination or upon Plan termination. Excludes 33 shares owned by
Mrs. Mee, as to which Mr. Mee disclaims beneficial ownership.
<F7>
Includes 59,687 shares and 38,750 shares subject to presently exercisable warrants held by the Allan R. Hallock Trust as to which Mr.  Hallock shares voting and  investment  powers with his wife;  1,875 shares held by an IRA for the benefit of Mr.
Hallock as to which he has sole voting and investment  power;  and 11,877 shares reserved in Mr.  Hallock's  account in the
2003-2 DSC Plan which will be distributed upon his death, disability, retirement or termination or upon Plan termination.
<F8>
Includes 6,853 shares held directly by Mr. Price as to which he has sole voting and investment power; 51,848 shares held by the FCP Trust as to which Mr. Price has shared voting and investment power;  2,449 shares held by an IRA for the benefit of
Mr. Price as to which he has sole voting and investment  power;  and 11,876 shares  reserved in Mr. Price's  account in the
2003-2 DSC Plan which will be distributed upon his death, disability, retirement or termination or upon Plan termination.
<F9>
Includes 35,343 shares held directly by Mr. Martin as to which he has sole voting and investment  power,  and 11,014 shares reserved in Mr. Martin's account in the 2003 DSC-2 Plan which will be distributed upon his death, disability, retirement or termination or upon Plan termination.
<F10>
Includes  1,106,667  shares as to which directors and executive  officers have sole voting and investment power and 619,935 shares as to which they share voting and investment  power with others.  Shares reflect the applicable  ownership of Column
(C) shares.
<F11>
In addition to the Company's  outstanding  common and preferred  stock,  there were 40,871 presently  exercisable  options,
338,812  presently  outstanding  warrants,  and a total of 214,117  shares  reserved in the  Participants'  accounts in the
Company's  2003-2 DSC Plan that were deemed to be exercisable as of April 14, 2004, for a total of 3,056,091  shares deemed to be outstanding on such date. Percentages represent the percent of Column (C) Shares.
<F12>
Percentages represent the percent of Column (A) Shares.

                                STOCK PERFORMANCE

     The following performance graph compares the Company's cumulative total stockholder return on its common stock against the cumulative total return of the NASDAQ Market Index and the SIC Code Index of the Bituminous Coal, Surface Mining Industry compiled by Media General Financial Services for the period from December 31, 1998 through December 31, 2003. The performance graph assumes that the value of the investment in the Company's stock and each index was $100 on December 31, 1998, and that any dividends were reinvested. The Company has never paid dividends on its common stock.

                                      ------------- ------------- ------------- ------------- ------------- -------------
                                        December      December      December      December      December      December
                                          1998          1999          2000          2001          2002          2003
                                      ------------- ------------- ------------- ------------- ------------- -------------
The Beard Company                        100.00         57.69         10.77         21.54           7.08          7.69
                                      ------------- ------------- ------------- ------------- ------------- -------------
Bituminous Coal, Surface
    Mining Industry Index                100.00         71.39        136.23        156.39         153.58        261.32
                                      ------------- ------------- ------------- ------------- ------------- -------------
NASDAQ Market Index                      100.00        176.37        110.86         88.37          61.64         92.68
                                      ------------- ------------- ------------- ------------- ------------- -------------

     The Industry Index chosen consists of the following companies: Arch Coal, Inc., Consol Energy, Inc., Headwaters Inc., Heartland Oil & Gas Corp., Peabody Energy Corp., Westmoreland Coal Co. and Yanzhou Coal Mining Co.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") of the Board of Directors (the "Board") establishes the general compensation policies of the Company. The Committee meets once each year to establish specific compensation levels for the chairman/chief executive officer ("CEO") and the president/chief financial officer ("CFO") and to review the executive officers' compensation generally. (The compensation for executive officers other than the CEO and CFO is actually determined by the CEO and CFO).

     The Committee's goal in setting executive compensation is to motivate, reward and retain management talent who support the Company's goals of increasing stockholder value. This goal is to provide competitive levels of compensation that relate to the Company's long-term performance goals and objectives and reward outstanding corporate performance. The Committee endeavors to achieve these objectives through a combination of base salary, cash bonuses and stock options.

     The Committee believes that the total compensation of its CEO, CFO and other executive officers should be tied to the Company's success in achieving long-term growth in earnings, cash flow and stock price per share. The Committee also believes that the total cash compensation of such officers should, to the extent possible, be similar to the total cash compensation of similarly situated executives of peer group public companies. To date neither the Company nor the Committee has been able to establish a peer group which they feel is comparable enough in size, financial structure and diversity of operations to establish a valid comparison.

     No executive officer's compensation for 2003 exceeded the $1 million deduction limit under Section 162(m) of the Internal Revenue Code, as amended, and the same result is anticipated for 2004. The Committee does not anticipate that any executive officer's compensation would approach the threshold level in the foreseeable future.

     Base Salaries. No salary increases have been granted to the Company's top two executive officers since September of 1990. Because of the poor financial results in 2001, 2002 and 2003, no changes in base salary are currently under consideration for any of the executive officers. Because of the Company's deteriorating cash position, (i) the CEO elected to defer one-half of his salary under the Company's Deferred Stock Compensation Plan effective October 16, 2000, increased such deferral to 85% effective July 16, 2002, and further increased the deferral to 90% effective January 1, 2003; and (ii) the President elected to defer 40% of his salary effective February 1, 2003.

     Cash Bonuses. All employees and directors of the Company receive a small year-end bonus depending upon their length of service as employees of the Company or Beard Oil. Because of the overall financial results, no other cash bonuses have been paid to executive officers during the last three fiscal years. The CEO, the CFO and all of the directors elected to defer all of their year-end bonuses for calendar years 2001, 2002 and 2003.

     Beard Group 401(k) Plan. One of the Company's principal benefits has been its 401(k) Plan, which included a 100% match (up to a cap of 5% of gross salary) in order to encourage participation. Due to the Company's deteriorating cash position the Company on July 8, 2002 notified all Participants that it was suspending the 100% match effective July 16, 2002 until further notice.

     One of the investment options available under the Company's 401(k) Plan is the option for each participant to invest all or part of his investment account in Company common stock (the "Stock Fund"). The Committee feels that this option is important because it enables key management members to increase their ownership in the Company, further aligning their interests with those of the stockholders. Both the CEO and CFO have the majority of their 401(k) invested in the Stock Fund.

     Stock Options. The Committee desires to reward long-term strategic management practices and enhancement of stockholder value through the award of stock options. The Committee believes that stock options encourage increased performance by the Company's key employees by providing incentive to employees to elevate the long-term value of the Company's common stock, thus aligning the interests of the Company's employees with the interests of its stockholders. Additionally, stock options build stock ownership and provide employees with a long-term focus. However, because of their conviction that management should not reap the benefit of a low option grant price until the Company's performance has achieved a recognizable turnaround, the Committee has not granted any stock options since April of 1997.

     Deferred Stock Compensation Plans. The Company has adopted three Deferred Stock Compensation Plans (the "DSC Plan(s)") to provide a means to promote ownership by officers and directors of a greater proprietary interest in the Company, thereby aligning such interests more closely with the interests of the stockholders. Such Plans became increasingly important during 2001-2003 as a mechanism to conserve the Company's cash. The initial DSC Plan was adopted in 1995 and later amended to authorize the issuance of 350,000 shares of common stock. This Plan was terminated on January 31, 2003, with Messrs. Beard, Mee, Hallock, Martin and Price receiving 248,997, 5,832, 33,218, 27,756 and 34,197 shares, respectively. The 2003 DSC Plan was adopted by the Board in January 2003, approved by stockholders in July 2003, and authorized the issuance of 150,000 shares of common stock. The 2003 DSC Plan was terminated on September 30, 2003, with Messrs. Beard, Mee, Hallock, Martin and Price receiving 89,836, 39,662, 6,838, 6,824 and 6,840 shares, respectively. The 2003-2 DSC Plan was adopted by the Board in September 2003, subject to stockholder approval, and later amended to authorize the issuance of 400,000 shares of common stock.

CEO Compensation

     W. M. Beard has been Chairman and CEO of the Company and its predecessors since 1974. Mr. Beard's 2003 base salary was $132,000, and has not increased since 1990. He receives, along with all other Beard employees, a small year-end bonus based on length of service. The 1994 stock option grant of 50,000 shares to Mr. Beard reflected the Committee's desire to provide significant incentives which link long-term executive compensation to long-term growth in equity for all stockholders, as described above. The award also reflected Mr. Beard's position and level of responsibility within the Company and the importance of the role he plays in determining the Company's strategic direction. Based on the Company's profitability, the granting of any additional stock options to Mr. Beard or other key management members was not considered by the Committee in 2003. A significant portion of the Company's outstanding options were exercised in 1998, including 75% of his outstanding option by Mr. Beard. The Committee may consider the awarding of additional options to key management members, including Mr. Beard, in 2004 and subsequent years. Any such grants will depend upon the Company's profitability at such time, the outlook for its various businesses and the Committee's determination of the need to provide additional incentives to management.

By the Compensation Committee:

Allan R. Hallock, Chairman
Harlon E. Martin, Jr.
Ford C. Price

                             EXECUTIVE COMPENSATION

Compensation of Executive Officers

     The table below sets forth sets forth the compensation paid or accrued during each of the last three fiscal years by the Company and its subsidiaries to the Company's Chief Executive Officer and each of the Company's other most highly compensated executive officers (hereafter referred to as the named executive officers), whose aggregate salary and bonus exceeded $100,000, for any of the fiscal years ended December 31, 2003, 2002 and 2001:

                           SUMMARY COMPENSATION TABLE
                                                             Long Term
                   Annual Compensation                  Compensation Awards
-----------------------------------------------  -------------------------------
                                                  Common               All Other
      Name and                                    Stock        LTIP     Compen-
      Principal           Salary (A)  Bonus (B)  Awards(C)   Payouts   sation (D)
      Position     Year       ($)         ($)       (#)        ($)        ($)
      --------     ----       ---         ---       ---        ---        ---
W. M. Beard        2003    13,200(E)    -0-(E)    338,806  121,300(E)     -0-
  Chairman & CEO   2002    44,275(E)    -0-(E)      -0-     90,175(E)  1,788(G)
                   2001    66,000(E)    -0-(E)      -0-     68,400(E)  3,300(E)

Herb Mee, Jr.      2003    83,600(F)    -0-(F)     45,482   49,900(F)     -0-
  President & CFO  2002   132,000       -0-(F)      -0-      1,450(F)  3,505(G)
                   2001   132,000       -0-(F)      -0-      1,400(F)  6,670(F)
---------------

(A) Amounts shown include cash compensation earned and received by the named executive officers as well as amounts earned but deferred pursuant to the Company's 401(k) Plan at the election of those officers. Amounts shown exclude cash compensation earned but deferred pursuant to the applicable Deferred Stock Compensation Plans (the "DSC Plans") of the Company.

(B)  Bonus for length of service with Beard or Beard Oil.

(C) In 2003 Messrs. Beard and Mee received 248,997 and 5,832 shares of common stock, respectively, upon termination of the Company's Deferred Stock Compensation Plan and 89,809 and 39,650 shares of common stock, respectively, upon termination of the Company's 2003 Deferred Stock Compensation Plan

(D)  Consists of the Company's contribution to the Company's 401(k) Plan.

(E) In 2003 Mr. Beard deferred 90% ($118,800) of his salary during the year and all ($2,500) of his length of service bonus for the year; in 2002 Mr. Beard deferred 50% ($35,750) of his salary during the first 6-1/2 months of the year, 85% ($51,975) of his salary during the last 5-1/2 months of the year and all ($2,450) of his length of service bonus for the year; in 2001 Mr. Beard deferred one-half ($66,000) of his salary and all ($2,400) of his length of service bonus for the year pursuant to the DSC Plans.

(F) In 2003 Mr. Mee deferred 40% ($48,400) of his salary during the last 11 months of the year and all ($1,500) of his length of service bonus for the year; in 2002 Mr. Mee deferred all ($1,450) of his length of service bonus for the year; in 2001 Mr. Mee deferred all ($1,400) of his length of service bonus for the year pursuant to the DSC Plans.

(G) Beginning July 16, 2002, the Company suspended its 100% matching contribution (up to a cap of 5% of gross salary) under its 401(k) Plan. Although there is no firm commitment to do so, the Company has indicated its intention to reinstate the match when future conditions permit.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

     The following table provides information, with respect to the named executive officers, concerning the exercise of options during the Company's last fiscal year and unexercised options held as of the end of the last fiscal year:

                                                  Number of
                                                  Securities        Value of
                                                  Underlying      Unexercised
                                                  Unexercised    In-the-Money
                                                   Options at     Options at
                                                   FY-End (#)     FY-End ($)

               Shares Acquired      Value        Exercisable/    Exercisable/
        Name   on Exercise (#)   Realized ($)   Unexercisable    Unexercisable
        ----   ---------------   ------------   -------------    -------------
W. M. Beard          -0-            $ -0-          9,375/-0-       $-0-/-0-
Herb Mee, Jr.        -0-            $ -0-         18,371/-0-       $-0-/-0-


Deferred Stock Compensation Plans

     Effective January 31, 2003, the total number of shares that had been credited to the participants' Stock Unit Accounts in The Beard Company Deferred Stock Compensation Plan (the "DSC Plan") had reached the maximum number of shares (350,000) that had been authorized for issuance thereunder and accordingly the DSC Plan terminated under the terms thereof. 350,000 shares of the Company's common stock were distributed to the five participants in the DSC Plan. 295,053 of such shares were issued from treasury shares and 54,947 shares were issued from authorized but unissued shares.

     On September 30, 2003, the total number of shares that had been credited to the participants' Stock Unit Accounts in The Beard Company 2003 Deferred Stock Compensation Plan (the "2003-1 Plan") had reached the maximum number of shares (150,000) that had been authorized for issuance thereunder and accordingly the 2003-1 Plan terminated under the terms thereof. 150,000 shares of the Company's common stock were distributed to the five participants in the 2003-1 Plan. All of such shares were issued from authorized but unissued shares.

     Upon the recommendation of management, the Board of Directors of the Company took action as of that same date to adopt The Beard Company 2003-2 Deferred Stock Compensation Plan (the "2003-2 Plan") and to authorize the issuance of a maximum of 200,000 shares of the Company's common stock that may be distributed in settlement of Stock Unit Accounts under such Plan. On February 13, 2004 the Board amended the 2003-2 Plan to increase the number of authorized shares under the Plan to 400,000.

Securities Authorized for Issuance Under Equity Compensation Plans


 Plan category                 Number of securities to               Weighted-average          Number of securities remaining
                               be issued upon exercise                exercise price of        available for future issuance
                               of outstanding options,               outstanding options,      under equity compensation
                               warrants and rights                   warrants and rights       plans (excluding securities
                                                                                               reflected in column (a))
                                              (a)                             (b)                            (c)
                               ----------------------------------    ----------------------    --------------------------------
 Equity compensation plans     1993 SO Plan    -  40,871<F1>                $3.16<F1>                       93,750
 approved by security holders  DSC Plan        - None<F2>                    None<F2>                      None<F2>
                               2003 DSC Plan   - None<F3>                    None<F3>                      None<F3>

 Equity compensation plans     2003-2 DSC Plan - 214,117<F4>                $0.49<F5>                      185,883
 not approved by security
 holders
                               ----------------------------------    ----------------------    --------------------------------
 Total                         All Plans       - 254,988                    $0.92                          279,633
                               ==================================    ======================    ================================
---------------

<F1>
The 1993 Stock Option Plan, as amended,  authorized  the issuance of 206,250 shares of common stock.  Stockholders  approved the initial plan and all subsequent amendments.
<F2>
The Deferred Stock Compensation Plan was terminated  effective January 31, 2003, and 350,000 shares of common stock were issued.
Stockholders  approved the issuance of 200,000 shares under the Plan, but did not approve an amendment authorizing an additional
150,000 shares.
<F3>
The 2003 Deferred  Stock  Compensation  Plan was  terminated  effective  September 30, 2003 and 150,000 shares (the total number authorized under the Plan) of common stock were issued.
<F4>
The 2003-2  Deferred Stock  Compensation  Plan, as amended,  which  authorizes  400,000  shares to be issued,  is proposed to be approved by the stockholders at the 2004 Annual Stockholders' Meeting.
<F5>
As of March 31, 2004, a total of 214,116.506  Stock Units had been credited to the  Participants' Stock Unit Accounts based upon the Participants' deferral of $104,500 of Fees or Compensation.

                             APPROVAL OF ADOPTION OF
                                THE BEARD COMPANY
                     2003-2 DEFERRED STOCK COMPENSATION PLAN
                                (Proposal No. 4)

     The 2003-2 Plan, as amended, provides that it will become effective September 30, 2003 subject to approval of the stockholders of the Company by the affirmative vote of a majority of shares of the Company present, or represented, and entitled to vote on the subject matter, at the 2004 Annual Meeting of Stockholders of the Company at which a quorum is present or by a written consent of the holders of a majority of the Company's then outstanding shares.

     The 2003-2 Plan is intended to advance the interests of the Company and its stockholders by providing a means to attract and retain highly-qualified persons to serve as officers and Directors and to promote ownership by officers and directors of a greater proprietary interest in the Company, thereby aligning such interests more closely with the interests of stockholders of the Company. In addition, due to the Company's recent and present need to conserve cash, it has been a valuable tool in reducing the Company's cash outflow.

     A copy of the 2003-2 Plan, as amended, is attached to this Proxy Statement as Exhibit B and the description contained herein is qualified in its entirety by reference to the complete text thereof. Capitalized terms used below not otherwise defined herein shall have the meaning ascribed to them in the 2003-2 Plan.

     As of April 14, 2004, the compensation and fees which had been credited to the individual participants' Stock Unit Accounts in the 2003-2 Plan and which will ultimately be converted into the Company's common stock, totaled 214,116.506.

     The 2003-2 Plan enables officers and directors of the Company to defer compensation and fees in cash and to elect payments of such compensation and fees in the Company's common stock. All officers and directors are automatically entitled to participate in the 2003-2 Plan. There are currently eight individuals eligible for the 2003-2 Plan, including the five current executive officers (two of whom are also directors - the "Executive Group"), and the three current outside directors (the "Non-Executive Director Group"). Non-Executive Directors may elect to defer a minimum of 25% of their compensation and fees or a greater amount in 25% increments and officers may elect to defer a minimum of 10% of compensation and fees or a greater amount in 5% increments. All compensation and/or fees deferred under the 2003-2 Plan will be credited to the individual participant's Stock Unit Account and will then be converted into the Company's common stock by dividing the amount of compensation and fees deferred by the fair market value of one share of common stock as of the date the compensation or fees would have otherwise been paid. Once a person ceases to be an officer or director, their participation in the 2003-2 Plan automatically terminates. The 2003-2 Plan complies with the requirements of Rule 16b-3 of the Exchange Act. Following stockholder approval, a maximum of 400,000 Shares of the Company's common stock may be issued under the 2003-2 Plan.

                                NEW PLAN BENEFITS

     It is not possible to determine  the benefits or amounts that may accrue to
(i) the Executive Group, which consists of W. M. Beard, Chairman and CEO, and Herb Mee, Jr., President and CFO, or (ii) the Non-Executive Director Group, consisting of Allan R. Hallock, Harlon E. Martin, Jr. and Ford C. Price, our three outside directors. No Non-Executive Officers have participated in the previous DSC Plans, and none are currently participating in the 2003-2 Plan.

     If the 2003-2 Plan had been in effect for all of fiscal year 2003, if the current participants had each participated in such plan for the entire fiscal year at the rate at which they are currently participating, and if such plan had terminated at the end of the fiscal year, the following results would have been achieved:

                                                            Number of Units         Average         Value per
                                            Amount              Accrued/            Cost per        Share at
          Name and Position              Deferred ($)       Shares Issued<F1>)       Unit/Share      Year-end<F2>
          -----------------              ------------       ----------------       ----------      -----------
W. M. Beard, Chairman & CEO                $121,300             157,262              $0.77            $0.25
Herb Mee, Jr., President & CFO              $54,300              68,673              $0.79            $0.25
Allan R. Hallock, Director                   $9,000              12,173              $0.74            $0.25
Harlon E. Martin, Jr., Director              $8,550              11,310              $0.76            $0.25
Ford C. Price, Director                      $9,000              12,173              $0.74            $0.25
Executive Group                            $175,600             225,935              $0.78            $0.25
Non-Executive Director Group                $26,550              35,656              $0.74            $0.25
Non-Executive Officer Employee Group
                                             $-0-                 $-0-                $-0-             N/A
---------------

<F1>
Represents the number of Units that would have accrued to the respective participants, and the number of shares of common stock that would been issued to each upon plan termination.
<F2>
Based upon the sale price of the last shares sold in fiscal year 2003.

     The Shares received by the participant in lieu of compensation and fees will be maintained in each participant's Stock Unit Account until (i) the participant ceases to be an officer or director, for any reason, or (ii) termination of the 2003-2 Plan upon the earlier of the following events: (a) no shares remain available under the 2003-2 Plan, (b) September 30, 2013, or (c) action of the Board of Directors terminating the 2003-2 Plan. Upon any of these events, the shares of common stock in each participant's Stock Unit Account will be distributed. The participants will not have stockholder rights with respect to these shares until this distribution.

     The 2003-2 Plan may be amended or terminated without stockholder vote or consent of the participants, unless required by Federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the shares are listed or quoted. If a vote is required it will be taken at the next stockholders' meeting after such amendment or modification.

     The 2003-2 Plan is administered by the Compensation Committee (the "Committee"), which is composed of not less than two members of the Board of Directors. No participant shall make any determination relating solely or primarily to his or her own shares or Stock Unit Account. The Committee makes all determinations necessary to administer the 2003-2 Plan, but each participant solely has the right and authority to make an election to defer compensation and fees pursuant to the 2003-2 Plan.

     Approval of the adoption of the 2003-2 Plan requires the affirmative vote of a majority of the Company's outstanding common and preferred stock present in person or represented at the meeting and entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE ADOPTION OF THE BEARD COMPANY 2003-2 DEFERRED STOCK COMPENSATION PLAN, AS AMENDED

                           RELATED PARTY TRANSACTIONS

     Unitrust Credit Lines. In April 2000, William M. Beard and Lu Beard, as trustees of the William M. Beard and Lu Beard 1988 Charitable Unitrust (the "Trustees") provided a $1,000,000 revolving line of credit to the Company. The original loan by the Trustees provided for a term of 15 months, 10% interest and was subject to the terms of a promissory note and a letter loan agreement of corresponding dates. The line of credit was increased several times, finally increasing to $3,000,000 in October 2002. The interest rate remained at 10% with the loan maturing on the earlier of (i) January 3, 2005, or (ii) within ten (10) days after receipt of the McElmo Dome Settlement. As of December 31, 2003, the line of credit had been fully utilized.

     In November 2002, the Unitrust provided a supplemental $150,000 short-term line of credit (the "Supplemental Line") maturing on October 31, 2003. The Supplemental Line was also increased several times, finally increasing to $375,000 in November of 2003, with the maturity extended to April 30, 2004. As of December 31, 2003, $348,900 of the Supplemental Line had been utilized. The Supplemental Line was also at 10% interest and was subject to the terms of a promissory note and a supplemental letter loan agreement.

     In May 2002, the Unitrust also purchased $120,000 of 10% Subordinated Notes due September 30, 2003 (subsequently extended to March 31, 2005) in connection with a $1,200,000 private placement of notes (the "2002 Notes") and warrants by the Company. The Unitrust received warrants to purchase 22,500 shares of common stock in connection with the offering, with exercise prices ranging from $0.739868 to $0.75 per share. As a condition of the private placement, a Deed of Trust, Assignment of Production, Security Agreement and Financing Statement were recorded against the Company's working and overriding royalty interests in the McElmo Dome field (the "McElmo Dome Collateral") pursuant to which the Unitrust was granted a security interest pari passu with the other note holders. The assets serving as collateral for these debt instruments had a recorded value on the Company's books of $329,000 as of December 31, 2003.

     Borrowings from Other Related Entities. In February of 2003 B&M Limited ("B&M"), a general partnership owned by the Company's Chairman and President, purchased a $50,000 10% subordinated note in connection with the private placement of $600,000 of notes (the "2003 Notes") and warrants by the Company. B&M received warrants to purchase 5,000 shares of common stock at an exercise price of $0.50 per share in connection with the offering. The 2003 Notes had a maturity date of April 1, 2004, which automatically extended to January 1, 2005 if they had not been paid by such date. The 2003 Notes purchased by B&M were on terms less favorable than those of the other purchaser, but were also secured by the McElmo Dome Collateral described above. In connection with the sale of the 2003 Notes a new Deed of Trust was recorded which established the priorities as to repayment among the 2002 Noteholders, the 2003 Noteholders and the Unitrust.

     Subsequent Events. Upon receipt of the second installment of the McElmo Dome Settlement on March 26, 2004, the 2002 and 2003 Notes were paid in full. All accrued interest to such date was paid to the Unitrust, the principal balance due to the Unitrust was reduced to $2,800,000, both Unitrust lines of credit were retired, and the $2,800,000 principal balance due to the Unitrust was reflected in a new 10% note maturing on July 1, 2005. The Unitrust continues to be secured by the McElmo Dome Collateral.

     In November 2003 the Company borrowed $200,000 from a trust for the benefit of the Chairman's brother. The note, which originally matured on January 18, 2004, was extended to April 30, 2004. The note, which is unsecured, bears interest at 12% and the note holder will also receive an $8,000 loan fee at the extended maturity.

                                  VOTE REQUIRED

     The holders of shares entitled to cast a majority of the votes, present in person or by proxy, constitute a quorum for the transaction of business at the meeting. The affirmative vote of holders of the Company's stock entitled to cast a majority of the total votes outstanding will be required to approve the amendments to the Company's Certificate of Incorporation to increase the authorized common stock and to effect the stock split. The affirmative vote of holders of the Company's stock entitled to cast a majority of the votes represented at the meeting will be required to approve the adoption of the 2003-2 Plan, as amended. The election of directors shall be by a plurality of the vote of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

     The office of the Company's Secretary appoints an inspector of election to tabulate all votes and to certify the results of all matters voted upon at the annual meeting. Neither the corporate law of the State of Oklahoma, the state in which the Company is incorporated, nor the Company's Certificate of Incorporation or By-Laws have any specific provisions regarding the treatment of abstentions and broker non-votes. It is the Company's policy to count abstentions or broker non-votes for purposes of determining the presence of a quorum at the meeting; to treat abstentions as votes not cast but treat them as shares represented at the meeting for determining results or actions requiring the affirmative vote of a majority of the votes represented at the meeting and to count abstentions and broker non-votes for the purposes of determining results of actions requiring approval of a majority of the total votes outstanding. Abstentions and broker non-votes will have the effect of negative votes for purposes of approving the amendments to the Company's Certificate of Incorporation. Neither abstentions nor broker non-votes will be counted in determining the plurality required for election of Directors.

                              STOCKHOLDER PROPOSALS

     The Board of Directors anticipates that next year's annual meeting will be held during the first week of June 2005. Any proposals of stockholders intended to be presented at the 2005 Annual Meeting of Stockholders must be received by the Company not later than February 6, 2005 in order for the proposals to be included in the proxy statement and proxy card relating to such meeting. For any other proposal that a stockholder wishes to have considered at the 2005 annual meeting, the Company must receive written notice of such proposal not later than April 4, 2005. Proposals that are not received by this date will be considered untimely. In addition, proposals must comply with the Company's bylaws and the rules and regulations of the Securities and Exchange Commission. It is suggested that proponents submit their proposals by certified mail, return receipt requested. No stockholder proposals were received for inclusion in this Proxy Statement.


                                    THE BEARD COMPANY
                                    By Order of the Board of Directors


                                    REBECCA G. WITCHER
                                    Rebecca G. Witcher
                                    Secretary

Oklahoma City, Oklahoma
April 29, 2004

                                                                       Exhibit A

                                     AMENDED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                THE BEARD COMPANY


     The Beard Company, an Oklahoma corporation (the "Corporation"), hereby certifies:

     1. That, at a duly called and held meeting of the Corporation's board of directors, resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring the amendment advisable and submitting such amendment to its shareholders for consideration.

     2. That, thereafter, shareholders approved the amendment at a duly called and held meeting of the shareholders of the Corporation.

     3. That, the portion of Article Five of the Certificate of Incorporation that currently reads as follows:

                                 "ARTICLE FIVE

     The aggregate number of shares which the Corporation shall have authority to issue is as follows:

     Class                Number of Shares             Par Value
     -----                ----------------             ---------
Preferred Stock                5,000,000                  $1.00
Common Stock                   7,500,000               $.001333"

shall be deleted in its entirety and replaced with the following:

                                  "ARTICLE FIVE

     The aggregate number of shares which the Corporation shall have authority to issue is as follows:

     Class                Number of Shares             Par Value
     -----                ----------------             ---------
Preferred Stock                5,000,000                   $1.00
Common Stock                  15,000,000               $.0006665"

     4. That the amendment was duly adopted in accordance with the provisions of
Section 77 of the Oklahoma General Corporation Act.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed and attested to by duly authorized officers of the Corporation on _____________, 2004.

                                         ______________________________________
                                         Herb Mee, Jr., President

ATTEST:


Rebecca G. Witcher, Secretary

                                                                       Exhibit B

                                AMENDMENT NO. ONE

                                       TO

                                THE BEARD COMPANY

                     2003-2 DEFERRED STOCK COMPENSATION PLAN



                           Adopted: September 30, 2003

                           Amended: February 13, 2004

                                AMENDMENT NO. ONE
                                       TO
                                THE BEARD COMPANY
                     2003-2 DEFERRED STOCK COMPENSATION PLAN
                                                                            Page
                                                                            ----

ARTICLE I       Purpose and Effective Date................................... 1

ARTICLE II      Definitions.................................................. 1

ARTICLE III     Shares Available Under the Plan.............................. 3

ARTICLE IV      Administration............................................... 3

ARTICLE V       Eligibility.................................................. 3

ARTICLE VI      Deferral Elections In Lieu of Cash Payments.................. 3

ARTICLE VII     Settlement of Stock Units.................................... 4

ARTICLE VIII    Unfunded Status.............................................. 5

ARTICLE IX      Designation of Beneficiary................................... 5

ARTICLE X       Adjustment Provisions........................................ 5

ARTICLE XI      Compliance with Rule 16b-3................................... 6

ARTICLE XII     General Provisions........................................... 6

                                AMENDMENT NO. ONE
                                       TO
                                THE BEARD COMPANY
                     2003-2 DEFERRED STOCK COMPENSATION PLAN


                                    ARTICLE I

                           PURPOSE AND EFFECTIVE DATE

     1.1 Purpose. The Beard Company 2003-2 Deferred Stock Compensation Plan (the "Plan") is intended to advance the interests of the Company and its shareholders by providing a means to attract and retain highly-qualified persons to serve as Officers and Directors and to promote ownership by Officers and Directors of a greater proprietary interest in the Company, thereby aligning such interests more closely with the interests of shareholders of the Company.

     1.2 Effective Date. This Plan, as amended, shall become effective September 30, 2003 subject to approval of the shareholders of the Company by the affirmative vote of a majority of shares of the Company present, or represented, and entitled to vote on the subject matter, at the 2004 Annual Meeting of Shareholders of the Company at which a quorum is present or by a written consent of the holders of a majority of the Company's then outstanding shares.

                                   ARTICLE II

                                   DEFINITIONS

     The following terms shall be defined as set forth below:

     2.1 "Board" means the Board of Directors of the Company.

     2.2 "Compensation" means all or part of the cash remuneration payable to an Officer in his or her capacity as an Officer.

     2.3 "Committee" means the Compensation Committee of the Board.

     2.4 "Company" means The Beard Company, an Oklahoma corporation, or any successor thereto.

     2.5 "Deferral Date" means the date Fees or Compensation would otherwise have been paid to the Participant.

     2.6 "Director" means any individual who is a member of the Board.

     2.7 "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

     2.8 "Fair Market Value" means the "Market Price" as defined in the Certificate of Designations for the Company's outstanding Series A Convertible Preferred Stock (the "Certificate"); provided, however, that in the event that Fair Market Value is less than the "Conversion Price" as defined in the Certificate, then the Fair Market Value shall be the average of (i) the last sale of such security on any day there are sales of such securities on the OTC Bulletin Board(R), or (ii) if there have been no sales on the OTC Bulletin Board(R) on any day, the best asked price at the end of such day, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day.

     2.9 "Fees" means all or part of any retainer and/or fees payable to a Director in his or her capacity as a Director.

     2.10 "Officer" means any person so designated by the Board.

     2.11 "Participant" means a Director or Officer who defers Fees or Compensation under Article VI of this Plan.

     2.12 "Reconciliation Events" means certain events which cause the amount of Fees or Compensation actually paid during a period to differ from the amount of Fees credited pursuant to Section 6.4, including, but not limited to, the following: an increase or decrease in Fees paid, additional meetings held, missed attendance at certain meetings, newly elected directors and Terminations of Service.

     2.13 "Secretary" means the Corporate Secretary or any Assistant Corporate Secretary of The Beard Company.

     2.14 "Shares" means shares of the common stock of The Beard Company, par value $.001333 per share, or of any successor corporation or other legal entity adopting this Plan.

     2.15 "Stock Units" means the credits to a Participant's Stock Unit Account under Article VI of this Plan, each of which represents the right to receive one Share upon settlement of the Stock Unit Account.

     2.16 "Stock Unit Account" means the bookkeeping account established by the Company pursuant to Section 6.4.

     2.17  "Termination  Date"  means the date the Plan  terminates  pursuant to
Section 12.8.

     2.18 "Termination of Service" means termination of service as a Director or Officer in any of the following circumstances:

          (a) Where the Participant voluntarily resigns or retires;

          (b) Where a Director is not re-elected (or elected in the case of an appointed Director) to the Board by the shareholders, or an Officer is not re-elected as an Officer by the Board; or

          (c) Where the Participant dies.

                                   ARTICLE III

                         SHARES AVAILABLE UNDER THE PLAN

     Subject to adjustment as provided in Article X, the maximum number of Shares that may be distributed in settlement of Stock Unit Accounts under this Plan shall not exceed 400,000. Such Shares may include authorized but unissued Shares or treasury Shares.

                                   ARTICLE IV

                                 ADMINISTRATION

     4.1 This Plan shall be administered by the Board's Compensation Committee, or such other committee or individual as may be designated by the Board. Notwithstanding the foregoing, no Director who is a Participant under this Plan shall participate in any determination relating solely or primarily to his or her own Shares, Stock Units or Stock Unit Account.

     4.2 It shall be the duty of the Committee to administer this Plan in accordance with its provisions and to make such recommendations of amendments or otherwise as it deems necessary or appropriate.

     4.3 The Committee shall have the authority to make all determinations it deems necessary or advisable for administering this Plan, subject to the limitations in Section 4.1 and other explicit provisions of this Plan.

                                    ARTICLE V

                                   ELIGIBILITY

     Each Director and Officer of the Company shall be eligible to defer Fees and Compensation under Article VI of this Plan.

                                   ARTICLE VI

                   DEFERRAL ELECTIONS IN LIEU OF CASH PAYMENTS

     6.1 General Rule. Each Director or Officer may, in lieu of receipt of Fees or Compensation, defer such Fees or Compensation in accordance with this Article VI.

     6.2 Timing of Election. Each eligible Director or Officer who wishes to defer Fees or Compensation under this Plan must make an irrevocable written election at least six (6) months prior to the beginning of the date on which the Fees or Compensation would otherwise be paid; provided, however, that with respect to any election made by a newly-elected or appointed Director or Officer ("New Participant Elections"), the Company shall hold such deferred Fees or Compensation (without interest) and credit them pursuant to Section 6.4 on or as of the date which follows by six months such deferral election. An election by a Director or an Officer previously in effect September 30, 2003 shall be deemed to be continuing and therefore applicable to Fees or Compensation to be paid in periods unless the Director or Officer revokes or changes such election by filing a new election form thirty (30) days prior to the next payment date for Fees or Compensation.

     6.3 Form of Election. An election shall be made in a manner satisfactory to the Secretary. Generally, an election shall be made by completing and filing the specified election form with the Secretary of the Company within the period described in Section 6.2. At minimum, the form shall require the Director or Officer to specify the following:

          (a) a percentage (for Directors in 25% increments, and for Officers not less than 10% and in 5% increments thereafter), not to exceed an aggregate of 100% of the Fees or Compensation to be deferred under this Plan; and

          (b) the manner of settlement in accordance with Section 7.2.

     6.4 Establishment of Stock Unit Account. The Company will establish a Stock Unit Account for each Participant. All Fees or Compensation deferred pursuant to this Article VI shall be credited to the Participant's Stock Unit Account as of the Deferral Date and converted to Stock Units as follows: The number of Stock Units shall equal the deferred Fees or Compensation divided by the Fair Market Value of a Share on the Deferral Date, with fractional units calculated to three
(3) decimal places.

     6.5 Credit of Dividend Equivalents. As of each dividend payment date with respect to Shares, each Participant shall have credited to his or her Stock Unit Account an additional number of Stock Units equal to: the per-share cash dividend payable with respect to a Share on such dividend payment date multiplied by the number of Stock Units held in the Stock Unit Account as of the close of business on the record date for such dividend divided by the Fair Market Value of a Share on such dividend payment date. If dividends are paid on Shares in a form other than cash, then such dividends shall be notionally converted to cash, if their value is readily determinable, and credited in a manner consistent with the foregoing and, if their value is not readily determinable, shall be credited "in kind" to the Participant's Stock Unit Account.

     6.6 Reconciliations. The Company shall record all Reconciliation Events and, as soon as reasonably practicable after the end of each calendar quarter or after a Termination of Service, make appropriate adjustments to each Participant's Stock Unit Account to reflect such Reconciliation Events; provided, however, the Fair Market Value used to determine such adjustments shall be the same Fair Market Value used to determine the number of Stock Units credited to such Participant's Stock Unit Account.

                                   ARTICLE VII

                            SETTLEMENT OF STOCK UNITS

     7.1 Settlement of Account. The Company will settle a Participant's Stock Unit Account in the manner described in Section 7.2 as soon as administratively feasible following the earlier of (i) notification of such Participant's Termination of Service or (ii) the Termination Date.

     7.2 Payment Options. An election filed under Article VI shall specify whether the Participant's Stock Unit Account is to be settled by delivering to the Participant (or his or her beneficiary) the number of Shares equal to the number of whole Stock Units then credited to the Participant's Stock Unit Accounts, in (a) a lump sum, or (b) substantially equal annual installments over a period not to exceed ten (10) years. If, upon lump sum distribution or final distribution of an installment, less than one whole Stock Unit is credited to a Participant's Stock Unit Account, cash will be paid in lieu of fractional shares on the date of such distribution.

     7.3 Continuation of Dividend Equivalents. If payment of Stock Units is deferred and paid in installments, the Participant's Stock Unit Account shall continue to be credited with dividend equivalents as provided in Section 6.5.

     7.4 In Kind Dividends. If any "in kind" dividends were credited to the Participant's Stock Unit Account under Section 6.5, such dividends shall be payable to the Participant in full on the date of the first distribution of Shares under Section 7.2.

                                  ARTICLE VIII

                                 UNFUNDED STATUS

     The interest of each Participant in any Fees or Compensation deferred under this Plan (and any Stock Units or Stock Unit Account relating thereto) shall be that of a general creditor of the Company. Stock Unit Accounts, and Stock Units (and, if any, "in kind" dividends) credited thereto, shall at all times be maintained by the Company as bookkeeping entries evidencing unfunded and unsecured general obligations of the Company.

                                   ARTICLE IX

                           DESIGNATION OF BENEFICIARY

     Each Participant may designate, on a form provided by the Committee, one or more beneficiaries to receive the Shares described in Section 7.2 in the event of such Participant's death. The Company may rely upon the beneficiary designation last filed with the Committee, provided that such form was executed by the Participant or his or her legal representative and filed with the Committee prior to the Participant's death.

                                    ARTICLE X

                              ADJUSTMENT PROVISIONS

     In the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, or similar corporate transaction or event affects Shares such that an adjustment is determined by the Board or Committee to be appropriate to prevent dilution or enlargement of Participants' rights under this Plan, then the Board or Committee will, in a manner that is proportionate to the change to the Shares and is otherwise equitable, adjust the number or kind of Shares to be delivered upon settlement of Stock Unit Accounts under Article VII.

                                   ARTICLE XI

                           COMPLIANCE WITH RULE 16b-3

     Subject to Section 6.2, it is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act in connection with the deferral of Fees and Compensation.

                                   ARTICLE XII

                               GENERAL PROVISIONS

     12.1 No Right to Continue as an Officer or Director. Nothing contained in this Plan will confer upon any Participant any right to continue to serve as an Officer or Director.

     12.2 No Shareholder Rights Conferred. Nothing contained in this Plan will confer upon any Participant any rights of a shareholder of the Company unless and until Shares are in fact issued or transferred to such Participant in accordance with Article VII.

     12.3 Change to the Plan. The Board may amend, alter, suspend, discontinue, extend, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Company's shareholders at the next annual meeting of shareholders having a record date after the date such action was taken if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board determines in its discretion to seek such shareholder approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any Stock Units credited to his or her Stock Unit Account.

     12.4 Consideration; Agreements. The consideration for Shares issued or delivered in lieu of payment of Fees or Compensation will be the service of the Officer or Director during the period to which the Fees or Compensation paid in the form of Shares related.

     12.5 Compliance with Laws and Obligations. The Company will not be obligated to issue or deliver Shares in connection with this Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other laws, regulations, or contractual obligations of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares delivered under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

     12.6 Limitations on Transferability. Stock Units and any other right under the Plan that may constitute a "derivative security" as generally defined in Rule 16a-1(c) under the Exchange Act will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant's death); provided, however, that such rights may be transferred to one or more trusts or other beneficiaries during the lifetime of the Participant in connection with the Participant's estate planning, but only if and to the extent then permitted under Rule 16b-3 and consistent with the registration of the offer and sale of Shares on Form S-8 or a successor registration form of the Securities and Exchange Commission. Stock Units and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors.

     12.7 Governing Law. The validity, construction, and effect of the Plan and any agreement hereunder will be determined in accordance with the laws of the State of Oklahoma, without giving effect to principles of conflicts of laws, and applicable federal law.

     12.8 Plan Termination. Unless earlier terminated by action of the Board or Executive Committee of the Board, the Plan will remain in effect until the earlier of (i) such time as no Shares remain available for delivery under the Plan and the Company has no further rights or obligations under the Plan or (ii) September 30, 2013.

PROXY
                                THE BEARD COMPANY
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR STOCKHOLDERS MEETING ON JUNE 15, 2004

     The undersigned stockholder of The Beard Company, an Oklahoma corporation, hereby appoints W. M. Beard and Herb Mee, Jr. or either of them, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and vote all shares of stock of The Beard Company owned by the undersigned in all matters coming before the 2004 Annual Meeting of Stockholders (or any adjournment thereof) of The Beard Company to be held at the Hilton Inn Northwest, located at 2945 N. W. Expressway, Oklahoma City, Oklahoma 73112, on Tuesday, June 15, 2004 at 9:00 a.m. local time. The Board of Directors recommends a vote "FOR" the following matters, all as more specifically set forth in the Proxy Statement:

1. Approval to amend the Certificate of Incorporation of The Beard Company to increase the authorized common stock. A copy of the proposed Amended Certificate of Incorporation is attached to the accompanying Proxy Statement as Exhibit A.

     FOR                             AGAINST                         ABSTAIN

2. Approval to amend the Certificate of Incorporation of The Beard Company to reduce the par value of the authorized common stock by one-half and to effect a two-for-one split of the common stock.

     FOR                             AGAINST                         ABSTAIN

3.   Election of Directors.

          FOR the nominees listed below

          Harlon E. Martin, Jr. - three year term expiring in 2007 Herb Mee, Jr. - three year term expiring in 2007

          WITHHOLD AUTHORITY to vote for the nominees listed below:

          ------------------------------     -------------------------------

4.   Approval  of  Adoption  of  The  Beard  Company   2003-2   Deferred   Stock
     Compensation Plan, as amended, a copy of which is attached to the accompanying Proxy Statement as Exhibit B.

     FOR                             AGAINST                         ABSTAIN

5. In their discretion, the Proxies are authorized to vote with respect to any other matters that may come before the Meeting or any adjournment thereof, including matters incident to its conduct.

     I/WE RESERVE THE RIGHT TO REVOKE THE PROXY AT ANY TIME BEFORE THE EXERCISE THEREOF. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE STOCKHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 4 AND "FOR" THE ELECTION OF THE DIRECTORS NOMINATED.

                            Dated_________________________________________, 2004


                             ---------------------------------------------------
                                                (Signature)

                             ---------------------------------------------------
                                         (Signature if held jointly)
                             Please sign exactly as your name appears on your stock certificate indicating your official position or representative capacity, if applicable; if shares are held jointly, each owner should sign.
                             IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS PROXY BEFORE THE DATE OF THE ANNUAL MEETING IN THE ENCLOSED ENVELOPE.